UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2025

CLEARPOINT NEURO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34822	58-2394628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 S. Sierra Ave., Suite 100
Solana Beach, California		92075
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 287-9109

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CLPT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 20, 2025, ClearPoint Neuro, Inc., a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial Form 8-K”) disclosing that the Company completed its acquisition of IRRAS Holdings, Inc., a Delaware corporation (“IRRAS”), pursuant to the previously announced Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Ignite Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of the Company (“First Merger Sub”), ClearPoint Holdings, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of the Company (“Second Merger Sub”), IRRAS, the seller representative and the equityholders of IRRAS that are parties to the Merger Agreement. Pursuant to the Merger Agreement, the First Merger Sub merged with and into IRRAS (the “First Merger”), with IRRAS surviving the First Merger, and, immediately following the First Merger, IRRAS merged with and into the Second Merger Sub (the “Second Merger” and together with the First Merger, the “Merger”), with the Second Merger Sub surviving the Second Merger.

In the Initial Form 8-K, the Company stated its intention to file the historical financial statements of IRRAS and the pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K not later than 71 calendar days after the date that the Initial Form 8-K was required to be filed with the SEC. Pursuant to the instructions to Item 9.01 of Form 8-K, this Amendment No. 1 to Current Report on Form 8-K/A amends the Initial Form 8-K in order to provide the required financial information, which are filed as exhibits hereto and are incorporated herein by reference.

The unaudited pro forma condensed combined financial information included and the related notes in this Current Report on Form 8-K/A have been presented for informational purposes only, as required by the disclosure requirements of Form 8-K, and do not represent or purport to represent actual financial positions or results of operations that the Company would have achieved had the companies been combined as of the dates or during the periods presented, nor do they represent or purport to represent any anticipated combined financial position or the future results of operations that the Company may achieve after acquisition.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The historical audited consolidated balance sheet of IRRAS as of December 31, 2024 and the related audited consolidated statements of operations, comprehensive income (loss), stockholders' equity and cash flows for the year ended December 31, 2024, and the notes related thereto, are included as Exhibit 99.1 hereto and incorporated by reference into this Item 9.01(a).

The unaudited condensed consolidated financial statements of IRRAS as of September 30, 2025 and for the nine months ended September 30, 2025 and September 30, 2024 and the related notes thereto, are included as Exhibit 99.2 hereto and incorporated by reference into this Item 9.01(a).

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2025, the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2025, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2024, and the related notes thereto, are included as Exhibit 99.3 hereto and incorporated by reference into this Item 9.01(b).

(d) Exhibits.

The following exhibits are filed or furnished herewith:

Exhibit No. Description

Exhibit 23.1	Consent of Cherry Bekaert, independent registered public accounting firm for IRRAS
Exhibit 99.1

The historical audited consolidated balance sheet of IRRAS as of December 31, 2024 and the related audited consolidated statements of operations, comprehensive income (loss), stockholders' equity and cash flows for the year ended December 31, 2024, and the notes related thereto

Exhibit 99.2	The unaudited condensed consolidated financial statements of IRRAS as of September 30, 2025 and for the nine months ended September 30, 2025 and September 30, 2024 and the related notes thereto
Exhibit 99.3

The unaudited pro forma condensed combined balance sheet as of September 30, 2025, the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2025, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2024, and the related notes thereto

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARPOINT NEURO, INC.

Date:	February 5, 2026	By:	/s/ Danilo D'Alessandro
Danilo D'Alessandro Chief Financial Officer